Equity	12 Months Ended
Dec. 31, 2012
Equity
Equity

A. Common Stock

We purchase our common stock through privately negotiated transactions or in open market purchases as circumstances and prices warrant. Purchased shares under each of the share-purchase plans, which are authorized by our Board of Directors, are available for general corporate purposes. On December 12, 2011, we announced that the Board of Directors had authorized a $10 billion share-purchase plan (the December 2011 Stock Purchase Plan). On November 1, 2012, we announced that the Board of Directors had authorized an additional $10 billion share-purchase plan, which became effective on November 30, 2012.

In 2012, we purchased approximately 349 million shares of our common stock for approximately $8.2 billion. In 2011, we purchased approximately 459 million shares of our common stock for approximately $9.0 billion. In 2010, we purchased approximately 61 million shares of our common stock for approximately $1 billion. After giving effect to share purchases through year-end 2012, our remaining share-purchase authorization is approximately $11.8 billion at December 31, 2012.
B. Preferred Stock

The Series A convertible perpetual preferred stock is held by an Employee Stock Ownership Plan (Preferred ESOP) Trust and provides dividends at the rate of 6.25%, which are accumulated and paid quarterly. The per-share stated value is $40,300 and the preferred stock ranks senior to our common stock as to dividends and liquidation rights. Each share is convertible, at the holder’s option, into 2,574.87 shares of our common stock with equal voting rights. The conversion option is indexed to our common stock and requires share settlement, and, therefore, is reported at the fair value at the date of issuance. We may redeem the preferred stock at any time or upon termination of the Preferred ESOP, at our option, in cash, in shares of common stock, or a combination of both at a price of $40,300 per share.
C. Employee Stock Ownership Plans

We have two employee stock ownership plans (collectively, the ESOPs), the Preferred ESOP and another that holds common stock of the Company (Common ESOP).

Allocated shares held by the Common ESOP are considered outstanding for the earnings per share (EPS) calculations and the eventual conversion of allocated preferred shares held by the Preferred ESOP is assumed in the diluted EPS calculation. As of December 31, 2012, the Preferred ESOP held preferred shares with a stated value of approximately $39 million, convertible into approximately 2 million shares of our common stock. As of December 31, 2012, the Common ESOP held approximately 3 million shares of our common stock. As of December 31, 2012, all preferred and common shares held by the ESOPs have been allocated to the Pharmacia U.S. and certain Puerto Rico savings plan participants.
D. Employee Benefit Trust

The Pfizer Inc. Employee Benefit Trust (EBT) was established in 1999 to fund our employee benefit plans through the use of its holdings of Pfizer Inc. stock. Our consolidated balance sheets reflect the fair value of the shares owned by the EBT as a reduction of Equity. Beginning in May 2009, the Company began using the shares held in the EBT to help fund the Company’s matching contribution in the Pfizer Savings Plan.